SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) or (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

LAZARD LTD

LAZARD GROUP FINANCE LLC

(Exact name of registrant as specified in its charter)

Bermuda	98-0437848
Delaware	20-2281724
(Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

Clarendon House

2 Church Street

Hamilton HM 11, Bermuda

(441) 295-1422

(Address of Principal Executive Offices)

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐

Securities Act registration statement file number to which this form relates: 333-123463

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Equity Security Units	New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act: None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.	Description of Registrant’s Securities to be Registered

A description of the equity security units of Lazard Ltd (the “Company”) is set forth under “Description of the Equity Security Units”, “Description of Senior Notes” and “Global Clearance and Settlement” in the Company’s and Lazard Group Finance LLC’s Registration Statement on Form S-1 (File No. 333-123463), filed with the Securities and Exchange Commission on March 21, 2005, as amended (the “Registration Statement”), including any form of prospectus contained therein filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which description is incorporated herein by reference.

Item 2.	Exhibits

99.1	Certificate of Incorporation and Memorandum of Association of Lazard Ltd (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-1 (File No.
333-121407), filed on March 21, 2005).

99.2	Certificate of Incorporation in Change of Name of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-1 (File No. 333-121407), filed on March 21, 2005).

99.3	Form of Amended and Restated Bye-laws of the Company (incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form S-1 (File No. 333-121407), filed on April 11, 2005).

99.4	Certificate of Formation of Lazard Group Finance LLC (incorporated by reference to Exhibit 3.4 to the Company’s and Lazard Group Finance LLC’s Registration Statement on Form S-1 (File No.
333-123463), filed on March 21, 2005).

99.5	Form of Lazard Group Finance LLC Operating Agreement (incorporated by reference to Exhibit 3.5 to the Company’s and Lazard Group Finance LLC’s Registration Statement on Form S-1 (File No.
333-123463), filed on May 2, 2005).

99.6	Form of Indenture of Lazard Group Finance LLC (incorporated by reference to Exhibit 4.2 to the Company’s and Lazard Group Finance LLC’s Registration Statement on Form S-1 (File No. 333-123463), filed on April 18, 2005).

99.7	Form of First Supplemental Indenture to the Indenture relating to the Lazard Group Finance LLC senior notes (incorporated by reference to Exhibit 4.3 to the Company’s and Lazard Group Finance LLC’s Registration Statement on Form S-1 (File No. 333-123463), filed on May 2, 2005).

99.8	Form of Second Supplemental Indenture to the Indenture relating to the Lazard Group Finance LLC senior notes (incorporated by reference to Exhibit 4.4 to the Company’s and Lazard Group Finance LLC’s Registration Statement on Form S-1 (File No. 333-123463), filed on May 2, 2005).

99.9	Form of Purchase Contract Agreement relating to the Company purchase contracts, which are components of the Company equity security units (incorporated by reference to Exhibit 4.4 to the Company’s and Lazard Group Finance LLC’s Registration Statement on Form S-1 (File No.
333-123463), filed on April 18, 2005).

99.10	Form of Pledge Agreement relating to the Lazard Group Finance LLC senior notes, which are components of the Company equity security units (incorporated by reference to Exhibit 4.5 to the Company’s and Lazard Group Finance LLC’s Registration Statement on Form S-1 (File No.
333-123463), filed on April 18, 2005).

99.11	Form of Pledge Agreement relating to the Lazard Group notes (incorporated by reference to Exhibit 4.6 to the Company’s and Lazard Group Finance LLC’s Registration Statement on Form S-1 (File No. 333-123463), filed on May 2, 2005).

99.12	Form of Registration Rights Agreement, by and among Lazard Group Finance LLC, the Company, Lazard LLC and IXIS Corporate and Investment Bank (incorporated by reference to Exhibit 10.30 to the Company’s Registration Statement on Form S-1 (File No. 333-121407), filed on March 21, 2005).

99.13	Form of Normal Equity Security Units Certificate (included in Exhibit 99.8).

99.14	Form of Stripped Equity Security Units Certificate (included in Exhibit 99.8).

99.15	Form of Senior Note (included in Exhibit 99.7).

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

LAZARD LTD

Dated:	May 2, 2005	By:	/s/ Scott D. Hoffman

		Name:	Scott D. Hoffman, Esq.
		Title:	Director and Vice President

LAZARD GROUP FINANCE LLC

Dated:	May 2, 2005	By:	/s/ Scott D. Hoffman

		Name:	Scott D. Hoffman, Esq.
		Title:	Director and Vice President

EXHIBIT INDEX

99.1	Certificate of Incorporation and Memorandum of Association of Lazard Ltd (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-1 (File No.
333-121407), filed on March 21, 2005).

99.2	Certificate of Incorporation in Change of Name of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-1 (File No. 333-121407), filed on March 21, 2005).

99.3	Form of Amended and Restated Bye-laws of the Company (incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form S-1 (File No. 333-121407), filed on April 11, 2005).

99.4	Certificate of Formation of Lazard Group Finance LLC (incorporated by reference to Exhibit 3.4 to the Company’s and Lazard Group Finance LLC’s Registration Statement on Form S-1 (File No.
333-123463), filed on March 21, 2005).

99.5	Form of Lazard Group Finance LLC Operating Agreement (incorporated by reference to Exhibit 3.5 to the Company’s and Lazard Group Finance LLC’s Registration Statement on Form S-1 (File No.
333-123463), filed on May 2, 2005).

99.6	Form of Indenture of Lazard Group Finance LLC (incorporated by reference to Exhibit 4.2 to the Company’s and Lazard Group Finance LLC’s Registration Statement on Form S-1 (File No. 333-123463), filed on April 18, 2005).

99.7	Form of First Supplemental Indenture to the Indenture relating to the Lazard Group Finance LLC senior notes (incorporated by reference to Exhibit 4.3 to the Company’s and Lazard Group Finance LLC’s Registration Statement on Form S-1 (File No. 333-123463), filed on May 2, 2005).

99.8	Form of Second Supplemental Indenture to the Indenture relating to the Lazard Group Finance LLC senior notes (incorporated by reference to Exhibit 4.4 to the Company’s and Lazard Group Finance LLC’s Registration Statement on Form S-1 (File No. 333-123463), filed on May 2, 2005).

99.9	Form of Purchase Contract Agreement relating to the Company purchase contracts, which are components of the Company equity security units (incorporated by reference to Exhibit 4.4 to the Company’s and Lazard Group Finance LLC’s Registration Statement on Form S-1 (File No.
333-123463), filed on April 18, 2005).

99.10	Form of Pledge Agreement relating to the Lazard Group Finance LLC senior notes, which are components of the Company equity security units (incorporated by reference to Exhibit 4.5 to the Company’s and Lazard Group Finance LLC’s Registration Statement on Form S-1 (File No.
333-123463), filed on April 18, 2005).

99.11	Form of Pledge Agreement relating to the Lazard Group notes (incorporated by reference to Exhibit 4.6 to the Company’s and Lazard Group Finance LLC’s Registration Statement on Form S-1 (File No. 333-123463), filed on May 2, 2005).

99.12	Form of Registration Rights Agreement, by and among Lazard Group Finance LLC, the Company, Lazard LLC and IXIS Corporate and Investment Bank (incorporated by reference to Exhibit 10.30 to the Company’s Registration Statement on Form S-1 (File No. 333-121407), filed on March 21, 2005).

99.13	Form of Normal Equity Security Units Certificate (included in Exhibit 99.8).

99.14	Form of Stripped Equity Security Units Certificate (included in Exhibit 99.8).

99.15	Form of Senior Note (included in Exhibit 99.7).